SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                                 --------------


                                    FORM 8-K


     Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 193.

     Date of Report: December 23, 1996



                        AMBASSADORS INTERNATIONAL, INC.
                        -------------------------------
                         (Exact name of the registrant
                         as specified in its charter.)


                                    Delaware
                        --------------------------------
                          (State or other jurisdiction
                               of incorporation)


                                    33-93586
                        --------------------------------
                            (Commission File Number)


                                   91-1688605
                        --------------------------------
                           (IRS Employer I.D. Number)


                         Dwight D. Eisenhower Building
                               110 S. Ferrall St.
                         Spokane, Washington 91101-2203
                        --------------------------------


                                 (509) 534-6200
                        --------------------------------
                         Registrant's telephone number,
                               including area code


                                       N/A
                        --------------------------------
                        (Former name or former address,
                          if changed from last report)

     ITEM 2.  Acquisition or Disposition of Assets
     ---------------------------------------------

     On December 23, 1996, Ambassadors International, Inc. ("Ambassadors") completed the acquisition of all of the outstanding shares of Bitterman & Associates, Inc. ("BAI"), pursuant to an Agreement and Plan of Merger by and among Ambassadors, Ambassadors Performance Improvement, Inc., a Delaware corporation and wholly owned subsidiary of Ambassadors ("API"), BAI and Michael H. Bitterman, a 45.48% shareholder in BAI ("Bitterman"). The aggregate purchase price for all outstanding shares in BAI consists of (i) $(1,250,000 in cash, which will be paid out of Ambassadors working capital, and (ii) 138,857 shares of Ambassadors' common stock valued at $9.00 per share (the "Ambassadors Shares"). As a consequence of the acquisition, BAI merged with and into API (the "Merger").

     BAI, based in Minnesota, is a corporate incentive/performance improvement company. It designs programs for corporations aimed at increasing the performance of their personnel.

     In connection with the Merger, Ambassadors entered into a consulting agreement and noncompetition agreement with Bitterman. The consulting agreement and the noncompetition agreement each expire on December 23, 2004. Additionally, Ambassadors agreed to file a registration statement on Form S-3 to register the Ambassadors Shares by September 23, 1997. Bitterman and the other shareholders of BAI further agreed that they will not sell in the aggregate more than 15,000 of the Ambassadors Shares in any month until December 23, 1998.

     The Merger is being accounted for as a purchase transaction.


     Item 7.  Financial Statements and Exhibits.
     -------------------------------------------

     (a) Financial statements of businesses acquired.

         Financial statements are not being filed with this report on Form 8-K, but Ambassadors will file such financial statements as an amendment to this Form 8-K on or before March 7, 1997.

     (b) Pro forma financial information.

         Pro forma financial information is not being filed with this report on Form 8-K, but Ambassadors will file such pro forma financial information as an amendment to this Form 8-K on or before March 7, 1997.

     (c) Exhibits.

     2.5 Agreement and Plan of Merger, effective as of December 11, 1996 by and among Ambassadors International, Inc., a Delaware corporation ("Ambassadors), Ambassadors Performance Improvement, Inc., a Delaware corporation and wholly owned subsidiary of Ambassadors, Bitterman & Associates, Inc., a Minnesota corporation and Michael H. Bitterman.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                       AMBASSADORS INTERNATIONAL, INC.


     Date: January 3, 1997             /s/John A. Ueberroth
                                       -----------------------------------
                                       John A. Ueberroth, President